Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Health Advance Inc. (the “Company”), on Form 10-K for the years ended July 31, 2014 and 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jordan Starkman, President and Chief Excecutive Office and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the years ended July 31, 2014 and 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the years ended July 31, 2014 and 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2014	By:	/s/ Jordan Starkman
Jordan Starkman
President and Chief Excecutive Officer, Chief Financial Officer